FUNDING AND LETTER OF CREDIT AGREEMENT

THIS FUNDING AND LETTER OF CREDIT AGREEMENT (this “Agreement”), dated the 15th day of January, 2010, by and between KEVIN J. FITZGERALD and PAMELA W. FITZGERALD, husband and wife (together, the “Sellers”), SOUTHWEST SIGNAL, INC., a Florida corporation (the “Corporation”), EGPI FIRECREEK, INC., a Nevada corporation (the “Purchaser”), and ST. GEORGE INVESTMENTS, LLC, an Illinois limited liability company (the “Lender”).

RECITALS

WHEREAS, the Sellers and the Purchaser, with REDQUARTZ ATLANTA, LLC, a Georgia limited liability company (“Redquartz”), entered into that certain Stock Purchase Agreement dated December _____, 2009, under which the Purchaser agreed to buy all of the outstanding shares of capital stock of the Corporation (the “Stock”) from the Sellers (the “Stock Purchase Agreement”);

WHEREAS, the Corporation currently owes $925,000.00 to The Bank of Tampa (the “Bank”) pursuant to a line of credit debt in the principal amount of $925,000.00 provided by the Bank to the Corporation (the “Line of Credit Debt”);

WHEREAS, Section 1.3.1 of the Stock Purchase Agreement provides that (1) the Purchaser shall pay the Sellers a deposit in the amount of ($925,000.00) (the “Deposit”), which Deposit is refundable under certain circumstances as set forth in the Stock Purchase Agreement, to be applied against the purchase price of the Stock, (2) the Sellers shall contribute the entire amount of the Deposit to the Corporation (the “Contribution”), and (3) the Corporation shall pay the entire amount of the Contribution to the Bank in payment against the Line of Credit Debt;

WHEREAS, Section 1.3.2 of the Stock Purchase Agreement provides that the Sellers’ obligation to repay the Deposit to the Purchaser under the circumstances described in the Stock Purchase Agreement shall be secured by an irrevocable letter of credit (the “Letter of Credit”) in the amount of $1,000,000.00 issued by the Bank in favor of the Purchaser or other third party agreed upon by the Sellers and the Purchaser, and the Sellers and the Purchaser have agreed that the Letter of Credit shall be issued for the benefit of the Lender, as described in this Agreement;

WHEREAS, the Purchaser is borrowing $925,000.00 (the “Loan Proceeds”) to fund the Deposit from the Lender pursuant to the terms of that certain Note Purchase Agreement by and between the Purchaser and the Lender dated January 15, 2010 and such loan shall be evidenced by that certain Secured Promissory Note in the principal amount of $1,000,000.00 dated January 15, 2010 payable from the Purchaser to the Lender (the “Secured Note”);

WHEREAS, the Bank has issued the Corporation a commitment letter, attached hereto as Exhibit A and dated January 11, 2010, under which the Bank has agreed to issue the Letter of Credit, in the form of Exhibit B hereto, for the benefit of the Lender upon the full payment and satisfaction of the Line of Credit Debt; and

[SIGNATURE PAGE TO FUNDING AND LETTER OF CREDIT AGREEMENT

WHEREAS, the parties desire to enter into this Agreement in order to document the transfer of funds contemplated in the above-described transactions.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Recitals.  All of the information, facts and representations in the above Recitals, which are contractual in nature and not mere recitals, are in all respects true and accurate, and are incorporated by reference herein.

2.           Transfer of Funds by the Lender.  The Lender agrees that it shall transfer $925,000.00 into the trust account of Foley & Lardner LLP (“Foley & Lardner”), for the benefit of the Sellers and the Corporation, and the parties agree that such funds shall be deemed the payment of the following:

(a)           First, it shall be treated as if the Lender transferred $925,000.00 to the Purchaser pursuant to the terms of the Note Purchase Agreement between the Lender and the Purchaser in that amount evidenced by the Secured Note; and

(b)           Then, notwithstanding the transfer amount is $925,000, it shall be treated as if the Purchaser transferred $1,000,000.00 to the Sellers to fund the Deposit described in Section 1.3.1 of the Stock Purchase Agreement.

3.           Transfer of Funds to Bank.  Upon the instructions of the Lender (to be provided in the TRUST ACCOUNT INSTRUCTIONS attached hereto as Exhibit C) and the Sellers (which instruction by the Sellers is hereby irrevocably provided), Foley & Lardner shall disburse the $925,000.00 on behalf of the Sellers to the Bank, with a direction that all such funds be used to satisfy in full the Line of Credit Debt owed by the Corporation to the Bank.  The parties agree that this shall be treated as the Contribution from the Sellers to the Corporation, followed by the immediate payment of $925,000.00 from the Corporation to the Bank in payment of the Line of Credit Debt, all as described in Section 1.3.1 of the Stock Purchase Agreement.  The undersigned all expressly agree and covenant as follows: (i) the Loan Proceeds are at all times while deposited in the Trust Account the sole property of the Lender and no other party and are not subject to claims, actions or demands of any kind by any other party; (ii) the instructions to release the Loan Proceeds to the Bank shall be provided by the Lender only if and when all closing conditions have been satisfied as determined by the Lender in its sole and absolute discretion; (iii) no party may or will make any objection to Lender’s instructions to Foley & Lardner pertaining to the Loan Proceeds or take any action to prevent, hinder or delay the prompt return of the Loan Proceeds to the Lender if the Lender’s instructions so require; (iv) any such actions would cause damages the Lender which Lender may pursue with all available legal and equitable remedies;  and (v) any recourse against Lender for breach of contract, failure to fund, or any other cause of action whatsoever, if applicable, will only be pursued subsequent to the return of the Loan Proceeds to the Lender.

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4.           Transfer of Letter of Credit.  The Sellers agree that, immediately upon the transfer of the $925,000 to the Bank per Section 3 above, the Sellers shall, at the direction of the Purchaser (which direction by the Purchaser is hereby irrevocably provided), cause the Letter of Credit to be issued and transmitted to the Lender.  The Lender is hereby authorized to send to the Bank, on behalf of the Sellers and the Purchasers, the IRREVOCABLE INSTRUCTIONS FOR LETTER OF CREDIT attached hereto as Exhibit D.  The parties agree that the transfer of the Letter of Credit shall be deemed to be both:

(a)           A transfer of the Letter of Credit by the Sellers for the benefit of the Purchaser as security for the repayment of the Deposit, as described in Section 1.3.2 of the Stock Purchase Agreement; and

(b)           A transfer of the Letter of Credit on behalf of the Purchaser to the Lender as security for the Secured Note.

5.           Draw on Letter of Credit.  The Sellers acknowledge and agree as follows: (i) the Letter of Credit is provided as collateral for that certain Secured Promissory Note issued by the Purchaser to Lender and acknowledged by the Sellers; (ii) the Loan Proceeds provide a material benefit to the Sellers, (iii) the Lender may draw on the Letter of Credit, up to the full amount thereof, if an Event of Default occurs under the Secured Promissory Note; and (iv) the IRREVOCABLE INSTRUCTIONS FOR LETTER OF CREDIT is an irrevocable document which may not be revoked by the Sellers subsequent to the signing and delivery of this Agreement.

6.           Counterparts.  This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute a single Agreement.

7.           Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida without regard to the principles of conflict of laws of Florida.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

SELLERS:

KEVIN J. FITZGERALD

PAMELA W. FITZGERALD

CORPORATION:

SOUTHWEST SIGNAL, INC.,
a Florida subchapter-S corporation

By:
Kevin J. Fitzgerald,
President

By:
Pamela W. Fitzgerald,
Vice President

PURCHASER:

EGPI FIRECREEK, INC.,
a Nevada corporation

By:
Name:	Dennis R Alexander
Title:	CEO

LENDER:

ST. GEORGE INVESTMENTS, LLC,
an Illinois limited liability company

By:
Name:
Title:

ACKNOWLEDGED:
REQUARTZ ATLANTA, LLC
THE BANK OF TAMPA
By:
By:	Name:
Its:	Its:

SIGNATURE PAGE TO FUNDING AND LETTER OF CREDIT AGREEMENT

EXHIBIT A

COMMITMENT LETTER

EXHIBIT B

FORM OF LETTER OF CREDIT

EXHIBIT C

TRUST ACCOUNT INSTRUCTIONS

EXHIBIT D

IRREVOCABLE INSTRUCTIONS FOR LETTER OF CREDIT